

SkinTE®

Investor Presentation

September 2022



Forward looking statement

This presentation contains forward-looking statements. Forward-looking statements are subject to risks and uncertainties and investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Forward-looking statements are not guarantees of future performance or achievements and actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include, among others:

- the timing or success of obtaining regulatory licenses or approvals for initiating clinical trials or marketing our products;
- the initiation, timing, progress, cost, and results of clinical trials under our open investigational new drug application (IND) for diabetic foot ulcers (DFUs);
- the timing and requirements associated with obtaining FDA acceptance of our second clinical trial for DFUs;
- the initiation, timing, progress, cost, and results of other INDs for SkinTE® in additional indications and the clinical trials that may be required under those INDs;
- the initiation, timing, progress, cost, and results of clinical trials
- sufficiency of our working capital to fund our operations in the near and long term;
- infrastructure required to support operations in future periods, including the expected costs thereof;
- compliance with regulations applicable to the development, production, and distribution of SkinTE®;
- variance in our estimates of future operating costs;
- size and growth of our target markets; and
- the initiation, timing, progress, and results of our research and development programs.

Furthermore, our actual results could differ materially due to the impact of risk factors and other items described in more detail in the "Risk Factors" section of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC (copies of which may be found on the Company's website at http://www.polarityte.com/ or the SEC website at http://www.sec.gov/). Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SkinTE®

Highly differentiated, real-world tested asset with significant market opportunity

Phase 3 IND approved Jan 2022

- ✔ First pivotal trial — COVER DFUs — commenced enrollment in early Q2 2022
- ✔ RMAT Designation Granted May 2022 for DFU and VLU

Body of scientific and clinical evidence

- ✔ Previous DFU and VLU RCTs totaling 129 patients met primary and secondary endpoints
- ✔ > 10 peer-reviewed SkinTE publications

Real world experience

- ✔ IND pivotal trials backed by 1,200 SkinTE applications from prior 361 HCT/P marketing

Intellectual property

- ✔ Total of 18 allowed and granted utility patents – 14 Internationally and 4 in the U.S.

PolarityTE®




6.5M
Affected Patients in the US per year
~2.4M
Annual Incidence Rate of DFUs
~2.5M
Annual Incidence Rate of Pressure Injury
~600K
Annual Incidence Rate of VLUs[29]

Chronic Wounds
A large and growing health and economic problem

Types of Chronic Wounds

Diabetic Foot Ulcers | Venous Leg Ulcers | Pressure Injuries

More than $25 Billion

spent on chronic wound care annually in the US

Chronic wounds are expected to rise drastically over the next decade due to

- an expected increase in incidence of Diabetes
- an aging US Population

PolarityTE®



34M

Diabetics in the United States[3]

2.2M

DFU Annual Incidence Rate[4]

1.6M

Estimated DFUs unaddressed by current trials or treatments[1]

SkinTE® for Diabetic Foot Ulcers represents a significant commercial opportunity

Current products and Trials are Largely Focused on Wagner 1 DFUs and Primarily in the Outpatient Setting of Care[1]

75% of actual wound care patients are not included in the trials or addressed by these products[1]

~46% of DFUs in the US Wound Registry were Wagner 3 or worse[1]

160K Patients are admitted to the hospital each year and **~70%** of those patients have Wagner 2 DFU or more severe[2,3]

This leaves 1.6 million patients without solutions

PolarityTE®

1.6M

DFUs unaddressed by current trials or treatments [1]

INPATIENT

OUTPATIENT

Why Wagner 2 and 3?

Because the most severe Diabetic Foot Ulcers are **the true need.**

Need for Treatments with Clinical Versatility Across Settings of Care

>70% Wagner 2 or more severe [6,7]

CDC reports **130K** yearly amputations and **80%** were attributed to the **160K** inpatient population with diabetic foot ulcer diagnosis.[3,4]

46% Wagner 3 or more severe [1]

22.7% of Wagner 2 and 3 DFUs actually increased in size after 16 weeks of care [2]

Current treatments are not sufficient for true healing

SkinTE® is designed to address limitations of current treatments

PRODUCT TYPE	PRODUCT LIMITATIONS	SKINTE® ATTRIBUTES
Skin Substitutes	Mimic dermal component of skin with no epidermis Rely on wound bed to supply cells for closure Often require frequent repeat applications	Autologous and engrafts contributing healthy new tissue to wound
Allografts and Allogenic Cells	Limited to no cellular engraftment Rely on wound bed to supply cells for closure Temporary and often require reapplication	Contains cell types and matrix from all layers of skin needed for healing
Skin Grafting	Require surgical and operating room resources Increased failure rate in austere wound environments Cannot be placed over exposed structures such as bone	Expeditious manufacturing and easy application allows use in all patient settings
Cultured Autologous Cells	Use only one cell type Take weeks to manufacture; complex application process Not applicable for chronic or complex wounds	Designed as single application

PolarityTE®



SkinTE®
A new approach to hard-to-heal chronic and acute wounds

Autologous, multi-cellular treatment
Closure from the inside out

Simple and versatile
Application in a single visit in any setting of care

Volume filling
of deep wounds and exposed structures

Treatment Results in Fully Functional Skin

Sensation | Pliability | Glands | Hair follicles

SkinTE® is Available for Investigational Use Only



Science

SkinTE®

Available for Investigational Use Only

Regenerative potential of skin



Epidermis
Dermis
Wound
Hypodermis
EPIDERMAL CELLS
SEBACEOUS GLAND CELLS
INTERFOLLICULAR DERMIS CELLS
FOLLICULAR BULGE CELLS
ADIPOSE DERIVED CELLS

Limits of endogenous healing









Goals of therapy

- Epithelium that prevents bacterial penetration and retains moisture
- Dermis that is durable yet flexible
- Dermal appendages that facilitate moisture and thermal regulation and sensation





Development of **SkinTE®**—Address Limitations of Existing Treatments



Single-Cell Suspension



Scaffolds



Epidermis
Dermis
Hypodermis
Wound
EPIDERMAL CELLS
SEBACEOUS GLAND CELLS
INTERFOLLICULAR DERMIS CELLS
FOLLICULAR BULGE CELLS
ADIPOSE DERIVED CELLS



SkinTE®
Autologous Heterogeneous Skin Construct (AHSC)

Multicellular segments with endogenous cellular skin populations

including keratinocytes, fibroblasts, endothelial cells, follicular cells, and extracellular matrix

Not cultured ex vivo –

engrafts and expands in the wound bed

Multicellular segments have an improved surface area to volume ratio

that facilitates survival and engraftment in austere wound environments



SkinTE® Mechanism of action

Developed through extensive in vitro and in vivo research and testing

Engraftment of healthy autologous SkinTE multicellular segments



Native
hHSC
Native



Proliferation and migration of the SkinTE cellular populations



KRT14/KRT10/TGM1/Ku80/DAPI

SkinTE expresses growth factors, cytokines, and extracellular matrix supporting the wound bed



A
Color key
25 30 35
Value
H1-P
H2-P
H3-P
H4-P
H5-P
H3-N
H4-N
H5-N
H2-N
H1-N
SkinTE
Native

PolarityTE®

SkinTE® process & QA release testing

Purity
SkinTE is manufactured aseptically and is tested for bacterial contamination

Identity
SkinTE is tested to ensure it has the necessary epidermal and dermal cellular components

Potency
SkinTE is tested to ensure cellular viability and cellular activation

SkinTE®



SkinTE Harvest Box



Full-Thickness Skin Harvested

*harvest size and location may vary



Skin Harvest Sent to Manufacturing in Self-Cooling Container



SkinTE Returned to Facility/Provider



SkinTE Applied to Wound

Closure — **not contracture** — from the inside out

SkinTE Progression of Closure and Remodeling of a 200 cm2 Wound Over 13 Months[7]



Punch Biopsy of a region treated with SkinTE — six months following deployment with correlative histology[7]



EPIDERMIS

DERMIS

HYPODERMIS

SUBCUTANEOUS FAT


SC
SL
SG
SS
SB

H&E

Highlighting Rete Pegs[7]

PolarityTE®

SkinTE® Published clinical data

OPEN

PRS GLOBAL OPEN

ORIGINAL ARTICLE

Reconstructive

Open-label Venous Leg Ulcer Pilot Study Using a Novel Autolologous Homologous Skin Construct

David G. Armstrong, DPM, MD, PhD*
Dennis P. Orgill, MD, PhD†
Robert D. Galiano, MD‡
Paul M. Glat, MD§
Marissa J. Carter, PhD,¶
Charles M. Zelen, DPM||

Background: Venous leg ulcers (VLUs) are often refractory to compression therapy, and their prevalence is increasing. An autologous homologous skin construct (AHSC) that uses the endogenous regenerative capacity of healthy skin has been developed to treat cutaneous defects, with a single application. The ability of AHSC to close VLUs with a single treatment was evaluated in an open-label, single-arm feasibility study to test the hypothesis that AHSC treatment will result in wound closure by providing healthy autologous tissue to the wound bed.

Case Report

Regeneration of Functional, Full-Thickness Skin With Minimal Donor Site Contribution Using Autologous Homologous Skin Construct

Plastic Surgery Case Studies
SAGE

Kelsey Isbester, BS[1], Corinne Wee, MD[1,2], Samual Boas, BS[1], Nikolai Sopko, MD, PhD[3], and Anand Kumar, MD[2]

ORIGINAL ARTICLE

IWJ WILEY

A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis

David G. Armstrong[1] | Dennis P. Orgill[2] | Robert Galiano[3] | Paul M. Glat[4] | Lawrence Didomenico[5] | Alexander Reyzelman[6] | Robert Snyder[7] | William W. Li[8] | Marissa Carter[9] | Charles M. Zelen[10]

CASE REPORT

Clinical Case Reports WILEY

Regeneration and expansion of autologous full-thickness skin through a self-propagating autologous skin graft technology

Charles W. Patterson[1,2] | Matthew Stark[3] | Silpa Sharma[2] | Gerhard S. Mundinger[1,2]

ORIGINAL ARTICLE

IWJ WILEY

Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers

David G. Armstrong[1] | Dennis P. Orgill[2] | Robert Galiano[3] | Paul M. Glat[4] | Marissa Carter[5] | Charles M. Zelen[6] | William W. Li[7]

PolarityTE®

SkinTE® DFU Randomized Controlled Trial (RCT)
Statistically Significant Results

70%

Closure with AHSC

Primary Endpoint

Closure at 12 Weeks

AHSC
35/50 (70%) Closed

SOC
17/50 (34%) Closed

p=0.00032

GREATER

PAR with AHSC

Secondary Endpoint

Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.009

PAR AT 12 WEEKS

AHSC	SOC
84.3%	50.5%

90%

Single Application of AHSC

Number of Applications

Applications of SkinTE

1 Application
45/50 (90%)

2 Applications
5/50 (10%)

SkinTE® Venous Leg Ulcer RCT
Statistically Significant Results

71%

Closure with AHSC

Primary Endpoint

Closure at 12 Weeks

AHSC
10/14 (71%) Closed

SOC
5/15 (33%) Closed

p=0.046

GREATER

PAR with AHSC

Secondary Endpoint

Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.000035

PAR AT 12 WEEKS

AHSC	SOC
82.6%	65.4%

93%

Single Application of AHSC

Number of Applications

Applications of SkinTE

1 Application
13/14 (93%)

2 Applications
1/14 (7%)

SkinTE® for Complex Diabetic Foot Ulcers

- Success in closing DFUs in randomized controlled trial and real-world evidence[2,12]

DFU Outcomes from Pilot Trial[2]



Initial wound



~9 weeks after single application of SkinTE



Initial wound



~8 weeks after single application of SkinTE

SkinTE in Full-Thickness DFUs



Initial wound



~17 weeks after single application of SkinTE



Initial wound



~22 weeks after single application of SkinTE

PolarityTE®

SkinTE®
DFU PhIII Pivotal Trial Timeline

	IND ACCEPTANCE	FIRST PATIENT FIRST VISIT	INTERIM DATA READ OUT	LAST PATIENT LAST VISIT
		RMAT Designation Received April 2022		
Diabetic Foot Ulcers First PhIII – Wagner 2	**January 2022**	**Q2 2022**	**Q3/Q4 2023**	**Q2/Q3 2024**
Diabetic Foot Ulcers Second PhIII – Wagner 3	**January 2022**	**Aiming to commence study in early 2023. Timing, size and duration is to be determined based on FDA feedback.**		

PolarityTE®

SkinTE®
Pipeline

Development Status

Product	Indication / Application	PROOF OF CONCEPT	PRE-REGULATORY SUBMISSION	IND ACCEPTANCE	TRIAL ENROLLING

SkinTE used in over 1,200 clinical cases on numerous wound types under the 361 HCT/P Pathway

Product	Indication / Application
SkinTE®	**Other Chronic Wounds** (ex. Pressure Injuries, Venous Leg Ulcer)
	Acute/Traumatic Wounds
	Burns
SkinTE POC	Point-of-care device for on-site SkinTE processing and deployment
SkinTE Cryo	Cryopreservation of SkinTE for multiple deployments on a single patient



SkinTE®
for Pressure Injury

- Real world evidence supports proof of concept in pressure injury [22, 23]
- Only 30% of stage IV ulcers heal within 6 months with standard of care [24]
- In a recent series of **276 patients** receiving a flap for pressure injury, the complication rate was **58.7%** [25]

Residual Limb Pressure Injury[22]


Initial wound


~11 weeks after single application of SkinTE


~23 weeks after single application of SkinTE

Sacral Pressure Injury[22]


Initial wound present for 2 years


~9 weeks after single application of SkinTE


24 weeks after single application of SkinTE

PolarityTE®

SkinTE®
shows success for additional treatments

SKINTE FOR ACUTE TRAUMA

~84K

TRAUMA CASES
per year [26]

SkinTE has been successfully deployed in clinical use for acute traumatic wounds



Initial wound



~11 weeks after
SkinTE



~16 weeks after
SkinTE

SKINTE FOR BURNS

~42K

BURN CASES
per year applicable for SkinTE[32]

SkinTE has demonstrated a favorable donor site to wound size ratio which is critical in burn [33]



Initial wound



~9 weeks after
single application of SkinTE

PolarityTE®

Management team with deep operational, clinical, and research and development experience



Richard Hague

Chief Executive Officer & President

SANOFI GENZYME

ANIKA



Jacob Patterson

Chief Financial Officer

ThermoFisher SCIENTIFIC



Nikolai Sopko, MD, PhD

Chief Scientific Officer & Vice President R&D

JOHNS HOPKINS UNIVERSITY

Cleveland Clinic



Ryan Mathis, MD

Chief Medical Officer

GEORGETOWN UNIVERSITY



Kolby Day, JD

Senior Vice President of Operations

ARTERIOCYTE CELLULAR THERAPIES MEDICAL SYSTEMS

COMPASS BIOMEDICAL

PolarityTE®

Board of directors



Peter Cohen, MBA

Chairman of the Board & Chairman of Compensation Committee

- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Chris Nolet

Director & Chairman of the Audit Committee

- Former Partner at Ernst & Young
- Former Partner at PricewaterhouseCoopers
- Member of Executive Committee and Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA)
- Former Member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnology Innovation Organization



Willie Bogan, JD, MA

Director & Chairman of the Nominating and Governance Committee

- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



David Seaburg

Director & Chairman of the Strategic Review Committee

- Former Chief Executive Officer of PolarityTE
- Former Managing Director at Cowen Inc.
- Spent ~25 years at Cowen Inc. where he served as Head of Sales Trading and was a member of Cowen's Equity Operating Committee
- Former CNBC Fast Money Contributor



PolarityTE Poised for success with a novel and proven technology

- Data Driven ✔
- Novel Technology ✔
- Patented ✔

BUILDING THE FOUNDATION

IND Approved & RMAT Designation Granted

SkinTE IND Accepted for Chronic Cutaneous Ulcers;
First Phase 3 Clinical Trial in Wagner 2 DFUs Commenced in Q2 2022; RMAT Designation Granted in Q2 2022

~1,200 Clinical Cases Focused on Unmet Medical Need

Real-World Tested in Challenging Wounds

Compelling Data

Robust, Reproduceable and Differentiated Data
Including Randomized Controlled Trials

Intellectual Property

Total of 18 Allowed and Granted Utility Patents – 14 Internationally and 4 in the U.S.

Focused Pipeline

Plan to pursue additional complex wound indications
SkinTE Point of Care and SkinTE Cryo in Proof of Concept Phase of Development

PolarityTE®



PolarityTE®



Appendix

SkinTE®


PolarityTE
PolarityTE

PolarityTE History

- Founded in 2016 by MD/PhD from Johns Hopkins
- Autologous cell & tissue technology platform for skin regeneration
- SkinTE® was previously marketed as 361 HCT/P—1,200 patients treated
- Pivoted to 351/BLA pathway—off market as 361 HCT/P in May 2021 after end of enforcement discretion
- IND submitted in July 2021, approved in January 2022



Peer reviewed publications

1. "A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis" in ***International Wound Journal***
2. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series" in ***The International Journal of Lower Extremity Wounds***
   (online ahead of print)
3. "Complete Wound Closure Following a Single Topical Application of a Novel Autologous Homologous Skin Construct: First Evaluation in an Open-Label, Single-Arm Feasibility Study in Diabetic Foot Ulcers" in
   International Wound Journal
4. "Open-label Venous Leg Ulcer Pilot Study Using Novel Autologous Homologous Skin Construct" in
   Plastic and Reconstructive Surgery-Global Open
5. "Autologous Homologous Skin Constructs Allow Safe Closure of Wounds: A Retrospective, Non-controlled, Multi-Centered Case Series"
   in Plastic and Reconstructive Surgery-Global Open
6. "Regeneration of Functional, Full Thickness Skin with Minimal Donor Site Contribution Using Autologous Homologous Skin Construct" in
   Plastic Surgery Case Studies
7. "Successful Treatment of War Zone Traumatic Lower Extremity Wound with Exposed Tendons Using an Autologous Homologous Skin Construct" in ***Cureus***
8. "What to put on (and what to take off) a wound: treating a chronic neuropathic ulcer with an autologous homologous skin construct, offloading and common sense" in
   Oxford Medical Case Reports
9. "In Vivo Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing" in ***International Wound Journal***
10. "A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns" in ***Annals of Burns and Fire Disasters***
11. "The Applied Anatomy of Human Skin: A Model for Regeneration" in
    Wound Medicine
12. "Regeneration and Expansion of Autologous Full-Thickness Skin Through a Self-Propagating Autologous Skin Graft Technology" in
    Clinical Case Reports


(A)
(B)
(C)
(D)
(E)

Punch biopsy taken 5 months after SkinTE application demon strating recapitulation of full-thickness skin with normal architecture (from Patterson, et al. *Clin Case Rep*. 2019;7(12):2449-55).

Activation of wound healing pathways

Gene Expression Array Stem Cell Pathways



A
Color key
25 30 35
Value
H1-P
H2-P
H3-P
H4-P
H5-P
H3-N
H4-N
H5-N
H2-N
H1-N
AHSC
Native

Gene Expression Array Extracellular Matrix Pathways



B
Color key
25 30 35
Value
H1-P
H2-P
H4-P
H3-P
H5-P
H5-N
H4-N
H3-N
H2-N
H1-N
AHSC
Native

Mass Spectrometry Protein Profiling



E
F
G
H
APC
BMP1
IGF1
IL6
Native
Processed
I
J
Log10 Abundance
Adjusted p-value
Log10(AHSC/native)
COMP
COL7A1
CASP1
LAMA4

PolarityTE®

Extensive in vivo research and testing

Xenograft Mouse Model


8 mm


Native
hHSC
Native


B
Ku80/DAPI


I

Advanced Dressing SkinTE


POD 0
POW 4
POW 10
SW8535 A2
SW8535 A5
SW8535 A2
SW8535 A5

Swine Models



Yucatan Swine (n=8)

36 cm2 full-excisional wounds

Arms: Dressing vs SkinTE + Dressing

SkinTE 1:36 expansion ratio

PolarityTE®

References

1. Sen, Chandan K. "Human Wounds and Its Burden: An Updated Compendium of Estimates." Advances in wound care vol. 8,2 (2019): 39-48. doi:10.1089/wound.2019.0946
2. Armstrong, David G et al. "Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers." International wound journal vol. 17,5 (2020): 1366-1375. doi:10.1111/iwj.13404Centers for Disease Control and Prevention. National Diabetes Statistics Report, 2020. Atlanta, GA: Centers for Disease Control and Prevention, U.S. Dept of Health and Human Services; 2020.
3. Baetz et al. Evaluation in a porcine wound model and long-term clinical evaluation including tissue biopsy of an autologous heterogeneous skin construct to close full-thickness wounds. 2021. Wound Repair and Regeneration. In review.
4. Margolis, D J et al. "Healing of diabetic neuropathic foot ulcers receiving standard treatment. A meta-analysis." Diabetes care vol. 22,5 (1999): 692-5. doi:10.2337/diacare.22.5.692
5. Marston, William A et al. "The efficacy and safety of Dermagraft in improving the healing of chronic diabetic foot ulcers: results of a prospective randomized trial." Diabetes care vol. 26,6 (2003): 1701-5. doi:10.2337/diacare.26.6.1701
6. Veves, A., Falanga, V., Armstrong, D., & Sabolinski, M. (2001, February 01). Graftskin, a Human Skin Equivalent, Is Effective in the Management of Noninfected Neuropathic Diabetic Foot Ulcers. Retrieved September 09, 2020, from https://care.diabetesjournals.org/content/24/2/290?ijkey=6071b17c5dfea05b0d0cccca9f39a893c3461d39
7. Rowley WR, Bezold C, Arikan Y, Byrne E, Krohe S. Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Popul Health Manag. 2017;20(1):6-12. doi:10.1089/pop.2015.0181
8. Singh, Nalini et al. "Preventing foot ulcers in patients with diabetes." *JAMA* vol. 293,2 (2005): 217-28. doi:10.1001/jama.293.2.217
9. Armstrong, David G et al. "Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer." *Journal of foot and ankle research* vol. 13,1 16. 24 Mar. 2020, doi:10.1186/s13047-020-00383-2
10. Armstrong, D. (2017, June). Diabetic Foot Ulcers and Their Recurrence: NEJM. Retrieved September 09, 2020, from https://www.nejm.org/doi/full/10.1056/NEJMra1615439
11. Raghav, Alok & Khan, Zeeshan & Labala, Rajendra & Ahmad, Jamal & Noor, Saba & Mishra, Brijesh. (2017). Financial burden of diabetic foot ulcers to world: a progressive topic to discuss always. Therapeutic Advances in Endocrinology and Metabolism. 9. 204201881774451. 10.1177/2042018817744513.
12. Lipsky BA, Berendt AR, Cornia PB, et al. 2012 Infectious Diseases Society of America clinical practice guideline for the diagnosis and treatment of diabetic foot infections. Clin Infect Dis. 2012;54(12):e132-e173. doi:10.1093/cid/cis346
13. Senneville, É, Lipsky, BA, Abbas, ZG, et al. Diagnosis of infection in the foot in diabetes: a systematic review. Diabetes Metab Res Rev. 2020; 36(S1):e3281. https://doi.org/10.1002/dmrr.3281
14. "Preventing Pressure Ulcers in Hospitals." *AHRQ*, www.ahrq.gov/patient-safety/settings/hospital/resource/pressureulcer/tool/pu1.html.
15. VanGilder, Catherine; Lachenbruch, Charlie; Algrim-Boyle, Corrine; Meyer, Stephanie The International Pressure Ulcer Prevalence™ Survey, Journal of Wound, Ostomy and Continence Nursing: January/February 2017 - Volume 44 - Issue 1 - p 20-28 doi: 10.1097/WON.0000000000000292
16. Frankel, Heidi et al. "Risk factors for pressure ulcer development in a best practice surgical intensive care unit." *The American surgeon* vol. 73,12 (2007): 1215-7.
17. Russo, C.A. (Thomson Reuters), Steiner, C. (AHRQ) and Spector, W. (AHRQ). Hospitalizations Related to Pressure Ulcers, 2006. HCUP Statistical Brief #64. December 2008. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb64.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2647498/

References (continued)

18. VanGilder C, Macfarlane GD, Meyer S. Results of nine international pressure ulcer prevalence surveys: 1989 to 2005. Ostomy Wound Manage. 2008;54(2):40–54.
19. Bates-Jensen BM, Guihan M, Garber SL, Chin AS, Burns SP. Characteristics of recurrent pressure ulcers in veterans with spinal cord injury. J Spinal Cord Med. 2009;32(1):34-42. doi:10.1080/10790268.2009.11760750
20. Padula, W. V., & Delarmente, B. A. (2019). The national cost of hospital-acquired pressure injuries in the United States. International Wound Journal, 16(3), 634-640. https://doi.org/10.1111/iwj.13071
21. Bauer K, Rock K, Nazzal M, Jones O, Qu W. Pressure ulcers in the United States' inpatient population from 2008 to 2012: results of a retrospective nationwide study. Ostomy Wound Manage. 2016;62(11):30–38.
22. Duncan DI, Borunda-Rivera P, DeFelice B, Duncan D, Warner A. Autologous Homologous Skin Construct for the Healing of a Chronic Stump Wound and Repair of Sinus Tract in Diabetic Patient. DFCon19 (Los Angeles, CA) October 17-19, 2019.
23. Shenaq D, Nigriny JF, Miranda EP, Price TP, Moon JL, Rauscher GE, Granick MS. Retrospective Multicenter Case Series of Pressure Ulcers Treated with a Novel Autologous Homologous Skin Construct. Boswick Burn and Wound Symposium (Maui, HI) January 25-30, 2020.
24. Bluestein D, Javaheri A. Pressure ulcers: prevention, evaluation, and management. Am Fam Physician. 2008 Nov 15;78(10):1186-94. PMID: 19035067.
25. Bamba R, et al. Flap Reconstruction for Pressure Ulcers: An Outcomes Analysis. Plast Reconstr Surg Glob Open. 2017. doi: 10.1097/ GOX.0000000000000001187. eCollection 2017 Jan.
26. DiMaggio, Charles et al. "Traumatic injury in the United States: In-patient epidemiology 2000-2011." *Injury* vol. 47,7 (2016): 1393-403. doi:10.1016/j.injury.2016.04.002
27. Astor Reigstad, Karl R. Hetland, Kjell Bye, Svein Waage, Magne Røkkum & Torstein Husby (1992) Free tissue transfer for Type III tibial fractures, Acta Orthopaedica Scandinavica, 63:5, 477-481, DOI: 10.3109/17453679209154718
28. Zhen, Ping et al. "One-stage treatment and reconstruction of Gustilo Type III open tibial shaft fractures with a vascularized fibular osteoseptocutaneous flap graft." *Journal of orthopaedic trauma* vol. 24,12 (2010): 745-51. doi:10.1097/BOT.0b013e3181d88a07
29. Armstrong, DG, Orgill, DP, Galiano, R, et al. Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers. *Int Wound* J. 2020; 17: 1366– 1375. https://doi.org/10.1111/iwj.13404
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